EXHIBIT 10.69


       [FORM OF AMENDMENT TO DEFERRED BONUS AGREEMENT]





                                    ___________________, 1999


___________________
___________________
___________________
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Dear _______________:


          In recognition of your significant contributions, [Metz Baking Company ("Metz")] [Mother's Cake and Cookie Co. ("Mother's")] [Specialty Foods Corporation ("SFC")] (the "Company") is pleased to inform you that you will receive 60% of your total Deferred Bonus in 1999 under the deferred bonus agreement entered into by yourself and the Company on __________ (the "Agreement") as described below.

               The Agreement provides for payment to you of a Deferred Bonus (as defined in the Agreement) payable in two installments, one in the year 1999 and one in the year 2000. Section 1(c) of the Agreement currently provides for payment of forty percent (40%) of the Deferred Bonus in 1999 and for payment of sixty percent (60%) of the Deferred Bonus in 2000. The Company has decided to amend this provision to instead provide for payment of sixty percent (60%) of the Deferred Bonus in 1999 and for payment of forty percent (40%) of the Deferred Bonus in 2000. Pursuant to this amendment, your Deferred Bonus will now be paid as follows:

     (i) Sixty percent (60%) of the Deferred Bonus shall be paid on March 31, 1999; and

    (ii) The remaining forty percent (40%) of the Deferred Bonus shall be paid on the earliest of (x) the date occurring ninety (90) days after a Change in Control (as defined in the Agreement) and (y) January 15, 2000, provided that you remain employed by the Company through such date.




                              Very truly yours,

                              [METZ BAKING COMPANY]
                              [MOTHER'S CAKE AND COOKIE CO.]
                              [SPECIALTY FOODS CORPORATION]



                         By:______________________________

                       Name:____________________________

                      Title:_____________________________